ARTHUR ANDERSEN LLP




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              CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS
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As independent chartered accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into International Comfort Products Corporation's previously filed registration statement No. 33-90366.


  /s/  Arthur Andersen LLP



Mississauga, Canada
March 30, 1999